Equity Shares (Details) - Schedule of Equity Shares Issued and Outstanding - INR (₨) ₨ in Thousands		12 Months Ended
		Mar. 31, 2023		Mar. 31, 2022		Mar. 30, 2022
Issued:
Beginning balance		64,161,490		48,195,962		48,195,962
Beginning balance		₨ 2,837		₨ 2,090		₨ 2,090
Issuance of new shares	[1]			15,828,917
Issuance of new shares	[1]			₨ 741
Exercise of ESOPs		4,870	[2]	136,611	[2]	136,611
Exercise of ESOPs	[2]	₨ 1		₨ 6
Ending balance		64,166,360		64,161,490
Ending balance		₨ 2,838		₨ 2,837

[1]	During the previous year, the Company’s has raised proceeds of INR 18,621 million (US$245.4 million) net of issuance expenses through its Rights offering and has issued 15,828,917 equity shares (par value $0.000625 per share) at US$15.79 per share. These proceeds from the rights offering have been invested in subsidiaries and are utilised for repayment of existing corporate borrowings.
[2]	Refer Note 21 for details of ESOPs exercised during the year.